Subsequent Events	12 Months Ended
Dec. 31, 2019
Subsequent Events [Abstract]
Subsequent Events

21. SUBSEQUENT EVENTS

Starting from January 2020, the coronavirus outbreak, also known as COVID-19, has caused the Chinese government to take quarantine measures, such as nationwide lockdowns, transportation restrictions, public gathering prohibitions and temporary closures of non-essential businesses, which had put economic activities in a suspension mode until late March, in addition to the regular Chinese New Year Holiday. Although the COVID-19 epidemic has largely been contained in China since then and businesses have gradually resumed to operations, China’s economic recovery still faces great challenges. Against this background, the Company believes China’s out-of-home advertising market and the Company’s revenue in 2020 so far have been negatively affected.

The Company’s customers are located in different provinces, including some severe epidemic areas, the coronavirus outbreak has had a negative impact on revenue in the short run, with approximately 26% year-over-year decrease in revenue in first quarter of 2020, according to unaudited financial information, and a potential slowdown in collection of accounts receivable in 2020. However, the Company has seen sales starting to increase in the second quarter compared with first quarter in 2020. With the above-mentioned financing and the extension of a short-term bank loan of approximately $3.8 million in April, the Company believes it has sufficient working capital to support operation for the next twelve months

Nevertheless, the Company does not expect a significant impact on the Company’s operation and financial results in the long run unless the COVID-19 epidemic is not contained in the year of 2020. The epidemic in China is currently under control. Business around China has resumed to normal in April 2020. The operation of our customers and the supply chain were back to normal since most cities in China have lifted the lock down restrictions.

On March 27, 2020, the Company and two individual investors (the “Investors”) entered into a securities purchase agreement (the “Purchase Agreement”), pursuant to which the Company sold the Investors an aggregate of 1,714,286 ordinary shares, no par value (the “Ordinary Shares”) at a purchase price of $0.35 per share with a total purchase price of $600,000. In addition, the Company issued to each Investor a Convertible Promissory Note (the “Note”) in a principal amount of $740,000 bearing interest at a rate of 5.0% per annum with a conversion price of $1.50 per share, which matures in 12 months, and a warrant to purchase 160,000 ordinary shares at $1.50 per share within three years following the issue date (the “Warrant”). The total aggregate net proceeds of the above financing are $1.9 million. The Company intends to use the net proceeds from the financing for working capital and general corporate purposes.